Your Imagination, Our Innovation Avago Technologies To Acquire LSI Corporation Investor Presentation – December 16, 2013 Exhibit 99.2

Your Imagination, Our Innovation
Cautions Regarding Forward-Looking Statements
Forward Looking Statements

This document contains forward-looking statements which address Avago’s expected future business and financial performance.  These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Avago or industry performance, based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Accordingly, we caution you not to place undue reliance on these statements.  For Avago, particular uncertainties that could materially affect future results include our ability to achieve the growth prospects and synergies expected from acquisitions we may make, including LSI; delays, challenges and expenses associated with integrating acquired companies with our existing businesses, including LSI;  global economic conditions and concerns;
cyclicality in the semiconductor industry or in our target markets; loss of our significant customers; increased dependence on the volatile wireless handset market;
quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; market acceptance of the end products into which our products are designed; our target markets not growing as quickly as expected; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; our ability to attract, retain and motivate qualified personnel, particularly design and technical personnel; any expenses associated with resolving customer product and warranty and indemnification claims; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.
Important additional risk factors that may cause such a difference for Avago in connection with the acquisition of LSI include, but are not limited to unexpected variations in market growth and demand for, matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction and closing conditions relating to the transaction, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements.
Avago’s Quarterly Report on Form 10-Q filed on September 13, 2013 and other filings with the SEC (which may be obtained for free at the SEC’s website at
http://www.sec.gov) discuss some of the important risk factors that may affect Avago’s business, results of operations and financial condition.  Avago undertakes no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Your Imagination, Our Innovation
Strategically & Financially Compelling Transaction
Enhances Avago’s platform to deliver long-term stockholder value
Positions Avago as a leader in the enterprise storage market
Expands Avago’s market position and brings valuable
system-level expertise in wired infrastructure
Increases Avago’s scale and diversifies revenue
Immediately accretive to free cash flow and non-GAAP
earnings per share
Combination creates a highly diversified market leader

Non-GAAP results exclude, where applicable, amortization of intangibles, advisory agreement termination fee, selling shareholder expenses, restructuring charges, share-based compensation, discontinued operations and loss on extinguishment of debt.  All leverage multiples are based on pro forma EBITDA adjusted for divestitures / acquisitions for the particular time period.

CISCO, DELL, intel, FUJITSU, ORACLE	Seagate, TOSHIBA, WD Western Digital	intel, Kingston Technology, Micron, ORACLE, SAMSUNG	nsn, CISCO, ERICSSON

AVAGO TECHNOLOGIES

Your Imagination, Our Innovation
Key
Customers
LSI is a Leader in Specific Key End Markets
End Markets
SoCs
Pre-Amplifiers
Key Product
Families
Hard Disk Drives
Storage Connectivity
Flash Networking
SAS
Controllers
RAID Solutions
SSD
Controllers
PCIe Flash
Cards
Network
Processors
Enterprise &
Telecom ASICs
Enterprise Storage

Wired Infrastructure
Note: “Enterprise Storage” and “Wired Infrastructure” reflect Avago’s definition of end markets

AVAGO TECHNOLOGIES

LSI

LSI
ROCs/IOCs

LSI
Axxia®
Communication
Processor

amazon web services

DELL

Google

ERICSSON

nsn

HUAWEI

CISCO

JUNIPER NETWORKS

ARISTA

AVAGO TECHNOLOGIES

Optimized System-Level Solutions for Wired Infrastructure
Optimized Systems
SoCs/Software  Processors SerDes ASICs
Datacenter Enterprise Networking Communications Infrastructure

Fiber Optic
Your Imagination, Our Innovation

Increases Scale and Diversifies Revenue
Source:  Company filings and presentations
Avago
LTM Revenue: $2,520M
(11/4/13)
Industrial & Other
23%
Wired
Infrastructure
29%
Wireless Comms
48%
LSI Combined
LTM Revenue: $4,885M

LTM Revenue: $2,365M
(9/29/13)
Other, 5%
Networking
17%
Storage
78%
Industrial & Other
14%
Wired
Infrastructure
23%
Wireless Comms
25%
Enterprise
Storage
38%
Your Imagination, Our Innovation

Transaction Overview
$11.15 per share in cash
Per Share
Consideration
Sources of Financing
Expected Closing
Equity Value
Approval Process
$6.6 billion
$1.0 billion cash from combined company balance sheet
$4.6 billion of fully committed term loans
$1.0 billion investment from Silver Lake Partners
Approval by LSI’s stockholders
Certain regulatory approvals
First half 2014, subject to customary closing conditions

Your Imagination, Our Innovation

Your Imagination, Our Innovation
Transaction Financing
Credit Facility
$4.6 billion of term loans underwritten by a group of banks
Variable interest rate; would be 3.5% blended interest rate today
Seven year term
$500 million revolving credit facility (undrawn)
Facility allows for dividends
Silver Lake
Convertible Note or
Preferred Stock
$1.0 billion of 2% senior unsecured notes convertible at $48.04 per share or preferred stock with the same economics
Pro Forma
Capitalization
Statistics
EBITDA Excluding Including
(Includes $200M synergies) SLP Note SLP Note
Gross Debt / LTM EBITDA 3.1x 3.8x
Net Debt / LTM EBITDA 2.6x 3.3x
LTM EBITDA / Interest 8.1x 7.3x

Matures three months after term loan

Your Imagination, Our Innovation Q&A Page 9

Your Imagination, Our Innovation
Additional Information and Where to Find It;
Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”).  The
proposed transaction will be submitted to the stockholders of LSI for their consideration.  In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC.  LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction.  LSI’S SECURITY
HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS
CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI.  Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at
http://www.sec.gov.  Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to
www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.
LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger.  Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC.  Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of
Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC.  Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.